Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended September 30, 2025
– Quarterly GAAP Earnings of $0.19 and Distributable Earnings (DE) of $0.40 per Diluted Share –
– Invested $4.6 Billion in the Quarter and $10.2 Billion in the 9 Months –
– Investments include $2.2 Billion of Triple Net Lease Investments, $1.4 Billion in Commercial Lending and a Record $0.8 Billion in Infrastructure Lending During the Quarter –
– Raised $2.3 Billion of Capital Across Equity, Term Loan B and High Yield Markets –
– Record Liquidity of $2.2 Billion –
– Paid Quarterly Dividend of $0.48 per Share for Over a Decade –

MIAMI BEACH, FL, November 10, 2025 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2025. The Company’s third quarter 2025 GAAP net income was $72.6 million, inclusive of a $28.4 million credit loss provision and $26.0 million of depreciation, and Distributable Earnings (a non-GAAP financial measure) was $148.6 million.

“At the time of our IPO in 2009, we committed to diversify our company. We once again delivered by acquiring Fundamental, a $2.2 billion portfolio of durable, long-term, high quality net lease assets and a best-in-class team. Leveraging the resources of our manager, Starwood Capital Group, we believe we can meaningfully grow this net lease portfolio accretively in the coming years,” said Barry Sternlicht, Chairman and CEO of Starwood Property Trust. “As interest rates move lower and transaction volumes ramp, our ample liquidity offers us a great opportunity to continue growing all of our cylinders.”

“Starwood Property Trust’s ability to access capital also remains a true differentiator,” added Jeffrey DiModica, President of Starwood Property Trust. “Over the past year, we have been extremely active in the capital markets, raising nearly $3.0 billion across equity, term loans, and unsecured debt, all at record-tight levels. We repriced our existing term loans due 2027 and 2030 to record low spreads of +175 and +200 basis points, respectively, and issued a seven-year term loan at the tightest spread for a new issuance in our sector at +225 basis points. These transactions highlight both the market’s confidence in our credit profile and our disciplined financial management.”

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Monday, November 10, 2025, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13753256
The playback can be accessed through November 24, 2025.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of September 30, 2025, the Company has successfully deployed $112 billion of capital since inception and manages a portfolio of $30 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended September 30, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$315,894	$76,724	$246	$2,582	$—	$395,446	$—	$395,446
Interest income from investment securities	18,405	150	—	23,329	—	41,884	(34,523)	7,361
Servicing fees	81	—	—	28,351	—	28,432	(5,220)	23,212
Rental income	6,233	—	45,603	5,692	—	57,528	—	57,528
Other revenues	2,513	844	347	934	693	5,331	—	5,331
Total revenues	343,126	77,718	46,196	60,888	693	528,621	(39,743)	488,878
Costs and expenses:
Management fees	172	—	—	—	32,071	32,243	—	32,243
Interest expense	181,639	41,402	24,302	6,788	80,925	335,056	(207)	334,849
General and administrative	14,224	4,941	6,100	21,850	4,408	51,523	—	51,523
Costs of rental operations	5,688	—	6,726	3,573	—	15,987	—	15,987
Depreciation and amortization	2,840	10	21,181	1,762	251	26,044	—	26,044
Credit loss provision, net	26,805	1,554	—	—	—	28,359	—	28,359
Other expense	73	430	—	(64)	—	439	—	439
Total costs and expenses	231,441	48,337	58,309	33,909	117,655	489,651	(207)	489,444
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	43,735	43,735
Change in fair value of servicing rights	—	—	—	2,327	—	2,327	(311)	2,016
Change in fair value of investment securities, net	1,111	—	—	4,531	—	5,642	(3,848)	1,794
Change in fair value of mortgage loans, net	40,544	—	—	11,823	—	52,367	—	52,367
Income from affordable housing fund investments	—	—	324	—	—	324	—	324
(Loss) earnings from unconsolidated entities	—	(294)	—	2,797	—	2,503	(40)	2,463
Gain (loss) on sale of investments and other assets, net	1,048	—	(21)	—	—	1,027	—	1,027
Gain (loss) on derivative financial instruments, net	14,276	7	(7,971)	1,295	(1,793)	5,814	—	5,814
Foreign currency loss, net	(11,995)	(210)	(10)	—	—	(12,215)	—	(12,215)
Other loss, net	(2,354)	—	(578)	(554)	—	(3,486)	—	(3,486)
Total other income (loss)	42,630	(497)	(8,256)	22,219	(1,793)	54,303	39,536	93,839
Income (loss) before income taxes	154,315	28,884	(20,369)	49,198	(118,755)	93,273	—	93,273
Income tax (provision) benefit	(7,432)	234	6	(6,151)	—	(13,343)	—	(13,343)
Net income (loss)	146,883	29,118	(20,363)	43,047	(118,755)	79,930	—	79,930
Net income attributable to non-controlling interests	(3)	—	(4,366)	(3,001)	—	(7,370)	—	(7,370)
Net income (loss) attributable to Starwood Property Trust, Inc.	$146,880	$29,118	$(24,729)	$40,046	$(118,755)	$72,560	$—	$72,560

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended September 30, 2025
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$146,880	$29,118	$(24,729)	$40,046	$(118,755)	$72,560
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,629	—	—	4,629
Non-controlling interests attributable to unrealized gains/losses	—	—	(4,323)	824	—	(3,499)
Non-cash equity compensation expense	2,840	733	1,565	1,327	8,225	14,690
Depreciation and amortization	2,876	—	21,587	1,865	—	26,328
Straight-line rent adjustment	—	—	(467)	38	—	(429)
Interest income adjustment for loans and securities	5,795	—	—	9,261	—	15,056
Consolidated income tax provision (benefit) associated with fair value adjustments	7,432	(234)	(6)	6,151	—	13,343
Other non-cash items	2	—	(83)	(407)	—	(488)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(40,544)	—	—	(11,823)	—	(52,367)
Credit loss provision, net	26,805	1,554	—	—	—	28,359
Securities	(1,111)	—	—	(4,531)	—	(5,642)
Woodstar Fund investments	—	—	(324)	—	—	(324)
Derivatives	(14,276)	(7)	7,971	(1,295)	1,793	(5,814)
Foreign currency	11,995	210	10	—	—	12,215
Loss (earnings) from unconsolidated entities	—	294	—	(2,797)	—	(2,503)
Sales of properties	(1,095)	—	21	—	—	(1,074)
Recognition of Distributable realized gains / (losses) on:
Loans	(674)	—	—	14,115	—	13,441
Securities	(414)	—	—	(8,326)	—	(8,740)
Woodstar Fund investments	—	—	21,351	—	—	21,351
Derivatives	11,072	46	486	(1,111)	(7,499)	2,994
Foreign currency	290	27	(11)	—	—	306
(Loss) earnings from unconsolidated entities	—	(110)	—	3,252	—	3,142
Sales of properties	1,095	—	(25)	—	—	1,070
Distributable Earnings (Loss)	$158,968	$31,631	$27,652	$46,589	$(116,236)	$148,604
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.43	$0.08	$0.08	$0.12	$(0.31)	$0.40

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the nine months ended September 30, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$919,788	$203,129	$246	$11,425	$—	$1,134,588	$—	$1,134,588
Interest income from investment securities	63,629	452	—	73,281	—	137,362	(107,467)	29,895
Servicing fees	257	—	—	68,807	—	69,064	(14,312)	54,752
Rental income	20,968	—	78,155	15,831	—	114,954	—	114,954
Other revenues	7,857	2,946	821	4,204	1,324	17,152	—	17,152
Total revenues	1,012,499	206,527	79,222	173,548	1,324	1,473,120	(121,779)	1,351,341
Costs and expenses:
Management fees	529	—	—	—	103,310	103,839	—	103,839
Interest expense	527,684	115,662	42,346	22,715	235,344	943,751	(612)	943,139
General and administrative	44,365	15,482	8,751	68,712	13,432	150,742	—	150,742
Costs of rental operations	16,156	—	18,674	10,489	—	45,319	—	45,319
Depreciation and amortization	8,938	29	32,921	5,257	754	47,899	—	47,899
Credit loss provision, net	4,709	4,317	—	—	—	9,026	—	9,026
Other expense	48	4,046	(76)	165	—	4,183	—	4,183
Total costs and expenses	602,429	139,536	102,616	107,338	352,840	1,304,759	(612)	1,304,147
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	112,706	112,706
Change in fair value of servicing rights	—	—	—	5,781	—	5,781	(649)	5,132
Change in fair value of investment securities, net	6,450	—	—	(14,370)	—	(7,920)	9,886	1,966
Change in fair value of mortgage loans, net	91,543	—	—	49,095	—	140,638	—	140,638
Income from affordable housing fund investments	—	—	9,349	—	—	9,349	—	9,349
Earnings (loss) from unconsolidated entities	2,708	251	—	8,689	—	11,648	(776)	10,872
Gain (loss) on sale of investments and other assets, net	32,710	—	(21)	—	—	32,689	—	32,689
(Loss) gain on derivative financial instruments, net	(167,702)	(12)	(8,082)	(1,082)	41,707	(135,171)	—	(135,171)
Foreign currency gain (loss), net	105,878	656	(197)	—	—	106,337	—	106,337
Gain (loss) on extinguishment of debt	20,773	(783)	—	—	—	19,990	—	19,990
Other (loss) income, net	(3,580)	—	(2,042)	2,427	—	(3,195)	—	(3,195)
Total other income (loss)	88,780	112	(993)	50,540	41,707	180,146	121,167	301,313
Income (loss) before income taxes	498,850	67,103	(24,387)	116,750	(309,809)	348,507	—	348,507
Income tax (provision) benefit	(2,231)	189	6	(15,744)	—	(17,780)	—	(17,780)
Net income (loss)	496,619	67,292	(24,381)	101,006	(309,809)	330,727	—	330,727
Net income attributable to non-controlling interests	(10)	—	(14,776)	(1,312)	—	(16,098)	—	(16,098)
Net income (loss) attributable to Starwood Property Trust, Inc.	$496,609	$67,292	$(39,157)	$99,694	$(309,809)	$314,629	$—	$314,629

Reconciliation of Net Income to Distributable Earnings
For the nine months ended September 30, 2025
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$496,609	$67,292	$(39,157)	$99,694	$(309,809)	$314,629
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	13,917	—	—	13,917
Non-controlling interests attributable to unrealized gains/losses	—	—	(11,080)	(6,378)	—	(17,458)
Non-cash equity compensation expense	8,476	2,056	1,781	4,091	25,066	41,470
Management incentive fee	—	—	—	—	10,244	10,244
Depreciation and amortization	9,146	—	33,545	5,562	—	48,253
Straight-line rent adjustment	—	—	307	104	—	411
Interest income adjustment for loans and securities	17,843	—	—	31,727	—	49,570
Consolidated income tax provision (benefit) associated with fair value adjustments	2,231	(189)	(6)	15,744	—	17,780
Other non-cash items	10	—	(246)	(1,219)	—	(1,455)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(91,543)	—	—	(49,095)	—	(140,638)
Credit loss provision, net	4,709	4,317	—	—	—	9,026
Securities	(6,450)	—	—	14,370	—	7,920
Woodstar Fund investments	—	—	(9,349)	—	—	(9,349)
Derivatives	167,702	12	8,082	1,082	(41,707)	135,171
Foreign currency	(105,878)	(656)	197	—	—	(106,337)
Earnings from unconsolidated entities	(2,708)	(251)	—	(8,689)	—	(11,648)
Sales of properties	(5,223)	—	21	—	—	(5,202)
Recognition of Distributable realized gains / (losses) on:
Loans	(1,556)	—	—	47,987	—	46,431
Securities	(761)	—	—	(15,082)	—	(15,843)
Woodstar Fund investments	—	—	63,272	—	—	63,272
Derivatives	57,668	149	290	(1,788)	(21,401)	34,918
Foreign currency	2,347	85	(197)	—	—	2,235
Earnings (loss) from unconsolidated entities	2,708	(327)	—	9,659	—	12,040
Sales of properties	(43,343)	—	(25)	—	—	(43,368)
Distributable Earnings (Loss)	$511,987	$72,488	$61,352	$147,769	$(337,607)	$455,989
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.43	$0.20	$0.17	$0.41	$(0.94)	$1.27

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of September 30, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$21,189	$135,689	$36,478	$6,288	$101,491	$301,135	$—	$301,135
Restricted cash	164,241	49,872	10,499	347	13,013	237,972	—	237,972
Loans held-for-investment, net	15,254,794	3,063,963	—	—	—	18,318,757	—	18,318,757
Loans held-for-sale	2,308,388	—	—	252,767	—	2,561,155	—	2,561,155
Investment securities	622,469	16,416	—	1,197,170	—	1,836,055	(1,577,220)	258,835
Properties, net	764,063	—	2,505,635	64,785	—	3,334,483	—	3,334,483
Investments of consolidated affordable housing fund	—	—	1,861,931	—	—	1,861,931	—	1,861,931
Investments in unconsolidated entities	8,514	54,356	—	32,964	—	95,834	(14,744)	81,090
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets, net	2,965	—	394,574	68,673	—	466,212	(36,394)	429,818
Derivative assets	28,478	—	—	304	8,532	37,314	—	37,314
Accrued interest receivable	156,005	10,242	504	635	186	167,572	—	167,572
Other assets	205,970	9,937	108,722	(9,333)	62,959	378,255	—	378,255
VIE assets, at fair value	—	—	—	—	—	—	34,205,812	34,205,812
Total Assets	$19,537,076	$3,459,884	$4,918,343	$1,755,037	$186,181	$29,856,521	$32,577,454	$62,433,975
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$219,001	$39,187	$105,907	$44,584	$123,351	$532,030	$—	$532,030
Related-party payable	—	—	—	—	27,939	27,939	—	27,939
Dividends payable	—	—	—	—	180,113	180,113	—	180,113
Derivative liabilities	79,121	—	—	—	14,450	93,571	—	93,571
Secured financing agreements, net	9,958,349	1,100,722	896,034	498,660	2,229,453	14,683,218	(20,000)	14,663,218
Securitized financing, net	1,412,126	1,232,420	877,942	—	—	3,522,488	—	3,522,488
Unsecured senior notes, net	—	—	—	—	3,245,122	3,245,122	—	3,245,122
VIE liabilities, at fair value	—	—	—	—	—	—	32,597,454	32,597,454
Total Liabilities	11,668,597	2,372,329	1,879,883	543,244	5,820,428	22,284,481	32,577,454	54,861,935
Temporary Equity: Redeemable non-controlling interests	—	—	385,853	—	—	385,853	—	385,853
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,778	3,778	—	3,778
Additional paid-in capital	1,283,096	760,702	383,549	(616,981)	5,133,680	6,944,046	—	6,944,046
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	6,573,329	326,853	2,063,233	1,712,845	(10,633,683)	42,577	—	42,577
Accumulated other comprehensive income	11,935	—	—	—	—	11,935	—	11,935
Total Starwood Property Trust, Inc. Stockholders’ Equity	7,868,360	1,087,555	2,446,782	1,095,864	(5,634,247)	6,864,314	—	6,864,314
Non-controlling interests in consolidated subsidiaries	119	—	205,825	115,929	—	321,873	—	321,873
Total Permanent Equity	7,868,479	1,087,555	2,652,607	1,211,793	(5,634,247)	7,186,187	—	7,186,187
Total Liabilities and Equity	$19,537,076	$3,459,884	$4,918,343	$1,755,037	$186,181	$29,856,521	$32,577,454	$62,433,975